Exhibit 99.3

This exchange offer or business combination is made for the securities of a foreign company. The offer is subject to disclosure requirements of a foreign country that are different from those of the United States. Financial statements included in the document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the federal securities laws, since the issuer is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country. You may not be able to sue a foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment.

You should be aware that the issuer may purchase securities otherwise than under the exchange offer, such as in open market or privately negotiated purchases.

16th Ordinary General Meeting of Shareholders

Reference Materials for the Shareholders’ Meeting (Supplement)

Agenda Item No. 2: Approval of the Share Transfer Plan

Details of the Stock Acquisition Rights

(Appendix 2-①-1 to 2-①-2 of the “Share Transfer Plan” in the Notice of Convocation, p9)

giftee Inc.

Securities Code: 4449

Appendix 2-①-1

giftee Inc. 8th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Inc. 8th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 19.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases - for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥210 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1
Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment - Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split
Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

From 24 March 2020 to 23 March 2028.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The	number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③	Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11

Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

23 March 2018.

15	Method of Allocation

If an application for subscription is made by a person eligible to receive an allotment of the subscription stock acquisition rights, the rights shall be allotted to such person.

16

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-①-2

giftee Group Inc. 1st Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Group Inc. 1st Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 19.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases - for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥210 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1
Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment - Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split
Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

From 1 July 2026 to 23 March 2028.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights

None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③	Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

To be determined in accordance with the above.

⑥

Value of Property Contributed upon Exercise of the Stock Acquisition Rights The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11

Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

If an application for subscription is made by a person eligible to receive an allotment of the subscription stock acquisition rights, the rights shall be allotted to such person.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

18 July 2018.

15

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-②-1

giftee Inc. 9th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Inc. 9th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 132.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases - for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Classand Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥210 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1
Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment - Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split
Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

From the date two years after the allotment date until 18 July 2028.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights

None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③

Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11

Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

18 July 2018.

15	Method of Allocation

If an application for subscription is made by a person eligible to receive an allotment of the subscription stock acquisition rights, the rights shall be allotted to such person.

16

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-②-2

giftee Group Inc. 2nd Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Group Inc. 2nd Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 132.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases - for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥210 per share.

5	Adjustment of Exercise Price

(1) If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1
Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment - Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split
Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

From 1 July 2026 to 18 July 2028.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights

None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③	Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

1 July 2026.

15

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-③-1

giftee Inc. 10th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Inc. 10th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 51.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases - for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥275 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1 Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment − Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

From 4 January 2021 to 3 January 2029.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights

None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③

Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

4 January 2019.

15	Method of Allocation

If an application for subscription is made by a person eligible to receive an allotment of the subscription stock acquisition rights, the rights shall be allotted to such person.

16

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-③-2

giftee Group Inc. 3rd Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Group Inc 3rd Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 51.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases - for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥275 per share.

5	Ajustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1 Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment − Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

From 1 July 2026 to 3 January 2029.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③

Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

1 July 2026.

15

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-④-1

giftee Inc. 12th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Inc. 12th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 28.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases - for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥1,500 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1 Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment − Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

From 18 May 2021 to 17 May 2029.

7

Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights Matters Concerning the Amount of Stated Capital and Capital Reserve to Be Increased upon Issuance of Shares through Exercise of the Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③

Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

17 May 2019.

15	Method of Allocation

If an application for subscription is made by a person eligible to receive an allotment of the subscription stock acquisition rights, the rights shall be allotted to such person.

16

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

Appendix 2-④-2

giftee Group Inc. 4th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Group Inc. 4th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 28.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases—for example, due to a lack of subscription applications—the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥1,500 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1 Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment − Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights From

1 July 2026 to 17 May 2029.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights

None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③	Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

1 July 2026.

15

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-⑤-1

giftee Inc. 13th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Inc. 13th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 124.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases—for example, due to a lack of subscription applications—the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥3,215 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1 Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment − Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

From 14 November 2022 to 13 November 2030.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights

None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③	Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

1 December 2020.

15	Method of Allocation

If an application for subscription is made by a person eligible to receive an allotment of the subscription stock acquisition rights, the rights shall be allotted to such person.

16

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-⑤-2

giftee Group Inc. 5th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Group Inc 5th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 124.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases—for example, due to a lack of subscription applications—the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥3,215 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1 Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment − Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights From

1 July 2026 to 13 November 2030

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights

None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③	Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

1 July 2026.

15

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-⑥-1

giftee Inc. 14th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Inc. 14th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 263.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases—for example, due to a lack of subscription applications—the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥3,898 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1 Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment − Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights From

13 March 2023 to 12 March 2031.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③	Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

31 March 2021.

15	Method of Allocation

If an application for subscription is made by a person eligible to receive an allotment of the subscription stock acquisition rights, the rights shall be allotted to such person.

16

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-⑥-2

giftee Group Inc. 6th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Group Inc 6th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 263.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases—for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥3,898 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1 Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment − Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

From 1 July 2026 to 12 March 2031.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③	Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

1 July 2026.

15

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END

Appendix 2-⑦-1

giftee Inc. 15th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Inc. 15th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 68.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases - for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥3,528 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1 Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment − Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

From 13 November 2023 to 12 November 2031.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③

Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

1 December 2021.

15	Method of Allocation

If an application for subscription is made by a person eligible to receive an allotment of the subscription stock acquisition rights, the rights shall be allotted to such person.

16

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-⑦-2

giftee Group Inc. 7th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Inc. 7th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 68.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases - for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥3,528 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1 Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment − Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

From 1 July 2026 to 12 November 2031.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③

Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

1 July 2026.

15

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-⑧-1

giftee Inc. 16th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Inc. 16th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 64.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases - for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

pgssw exercise price shall be ¥2,291 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1 Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment − Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

From 15 November 2024 to 14 November 2032.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③

Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

1 December 2022.

15	Method of Allocation

If an application for subscription is made by a person eligible to receive an allotment of the subscription stock acquisition rights, the rights shall be allotted to such person.

16

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-⑧-2

giftee Group Inc. 8th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Group Inc. 8th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 64.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases - for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥2,291 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	I
Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment Exercise Price After Adjustment) xNumber of Shares Exercised Prior to the Split
Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

From 1 July 2026 to 14 November 2032.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights

None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③

Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

1 July 2026.

15

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-⑨-1

giftee Inc. 17th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Inc. 17th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 93.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases - for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥1,792 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	I
Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment - Exercise Price After Adjustment) xNumber of Shares Exercised Prior to the Split
Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights From

15 November 2025 to 14 November 2033

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights

None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③

Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

1 December 2023.

15	Method of Allocation

If an application for subscription is made by a person eligible to receive an allotment of the subscription stock acquisition rights, the rights shall be allotted to such person.

16

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-⑨-2

giftee Group Inc. 9th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Group Inc.

9th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 93.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases - for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥1,792 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	I
Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment - Exercise Price After Adjustment) xNumber of Shares Exercised Prior to the Split
Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

From 1 July 2026 to 14 November 2033.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights

None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③

Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11

Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

1 July 2026.

15

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-⑩-1

giftee Inc. 18th Stock Acquisition Rights

1	Total Number of Stock Acquisition Rights

4,000

The total number of shares to be delivered upon exercise of the stock acquisition rights shall be 400,000 shares of common stock of the Company. In the event that the number of shares to be granted per stock acquisition right is adjusted pursuant to 3.(1) below, the total number of shares shall be the adjusted number of shares to be granted multiplied by the total number of stock acquisition rights.

2	Cash to be Paid in Exchange for Stock Acquisition Rights

The issuance price per stock acquisition right shall be ¥10. The aforementioned amount was determined by reference to the calculation results obtained by Plutus Consulting Co., Ltd., an independent third-party valuation agency, using the Monte Carlo simulation method, a commonly used option pricing model, taking into account the Company’s stock price information and other factors. As the said issuance price represents a fair value, this does not constitute a favorable issuance.

3	Details of the Stock Acquisition Rights

(1) Class and Number of Shares Underlying the Stock Acquisition Rights

The number of shares of the Company’s common stock underlying each stock acquisition right (hereinafter referred to as the “Number of Shares Granted”) shall be 100 shares.

The Number of Shares Granted shall be adjusted in accordance with the following formula in the event that, after the allotment date of the stock acquisition rights, the Company conducts a stock split (including a gratis allotment of common stock of the Company; the same shall apply hereinafter) or a reverse stock split. Provided, however, that such adjustment shall be made only with respect to the number of shares underlying the stock acquisition rights that have not yet been exercised at the relevant time, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Adjusted Number of Shares Granted = Pre-Adjustment Number of Shares Granted × Stock Split or Reverse Stock Split Ratio

Furthermore, in the event that, after the allotment date of the stock acquisition rights, the Company conducts a merger, company split, share exchange, or share delivery, or in any other case where an adjustment to the Number of Shares Granted is deemed necessary on an analogous basis, the Company may make appropriate adjustments to the Number of Shares Granted within a reasonable scope.

(2) Value of Property Contributed upon Exercise of the Stock Acquisition Rights, or Method of Calculation

The Value of Property Contributed upon Exercise of the Stock Acquisition Rights shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as the “Exercise Price”) by the Number of Shares Granted.

The Exercise Price shall be ¥1,253.

In the event that, after the allotment date of the stock acquisition rights, the Company conducts a stock split or a reverse stock split, the Exercise Price shall be adjusted in accordance with the following formula, and any fraction of less than ¥1 resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	I
Stock Split or Reverse Stock Split Ratio

Furthermore, in the event that, after the allotment date of the stock acquisition rights, the Company issues new shares or disposes of treasury shares of the Company’s common stock at a price below the market price (excluding the issuance of new shares or disposal of treasury shares based on the exercise of stock acquisition rights, or the issuance of new shares or delivery of treasury shares through a merger, company split, share exchange, or share delivery), the Exercise Price shall be adjusted in accordance with the following formula, and any fraction of less than ¥1 resulting from such adjustment shall be rounded up.

Number of Newly Issued Shares x Amount Paid per Newly Issued Share
Adjusted	=	Pre-Adjustment x	Number of Shares Already Issued +	Market Price per Newly Issued Share
Exercise Price		Exercise Price	Number of Shares Already Issued + Number of Newly Issued Shares

In the above formula, “Number of Shares Already Issued” shall mean the total number of issued shares of the Company’s common stock less the number of treasury shares of the Company’s common stock. In the event that the Company disposes of treasury shares of the Company’s common stock, “Number of Newly Issued Shares” shall be read as “Number of Treasury Shares to be Disposed Of.” Furthermore, in addition to the above, in the event that, after the allotment date of the stock acquisition rights, the Company conducts a merger, company split, share exchange, or share delivery, or in any other case where an adjustment to the Exercise Price is deemed necessary on an analogous basis, the Company may make appropriate adjustments to the Exercise Price within a reasonable scope.

(3)	Exercise Period of the Stock Acquisition Rights

The period during which the stock acquisition rights may be exercised (hereinafter referred to as the “Exercise Period”) shall be from 1 May 2026 to 30 April 2034.

(4) Matters Concerning the Increase in Capital Stock and Capital Reserve

①

The amount of increase in capital stock upon issuance of shares through exercise of the stock acquisition rights shall be one-half of the maximum amount of increase in capital stock and other capital calculated pursuant to Article 17, Paragraph 1 of the Rules on Corporate Accounting. Any fraction of less than ¥1 resulting from such calculation shall be rounded up.

②

The amount of increase in capital reserve upon issuance of shares through exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of increase in capital stock set forth in ① above from the maximum amount of increase in capital stock and other capital referred to in① above.

(5)	Restriction on Acquisition of Stock Acquisition Rights by Transfer

The acquisition of the stock acquisition rights by transfer shall require the approval of a resolution of the Board of Directors of the Company.

(6)	Conditions for Exercise of the Stock Acquisition Rights

①	The person to whom the stock acquisition rights have been allotted (hereinafter referred to as the “Stock Acquisition Right Holder”) may exercise the stock acquisition rights only up to the ratio specified in each of the following items (hereinafter referred to as the “Exercisable Ratio”), provided that EBITDA has satisfied any of the conditions set forth in (a) through (c) below in any fiscal year from 1 January 2024 to 31 December 2033. In the event that the number of stock acquisition rights that become exercisable under such exercisable ratio results in a fraction of less than one right, such fraction shall be rounded down.

(a)	In the event that EBITDA exceeds ¥5,000,000,000 (¥5 billion) even once: Exercisable Ratio of 20%

(b)	In the event that EBITDA exceeds ¥7,500,000,000 (¥7.5 billion) even once: Exercisable Ratio of 50%

(c)	In the event that EBITDA exceeds ¥10,000,000,000 (¥10 billion) even once: Exercisable Ratio of 100%

For the purposes hereof, EBITDA shall be calculated by reference to the consolidated statement of profit and loss (or, if no consolidated statement of profit and loss is prepared, the statement of profit and loss; the same shall apply hereinafter) and the consolidated statement of cash flows (or, if no consolidated statement of cash flows is prepared, the statement of cash flows; the same shall apply hereinafter) as set out in the Company’s Annual Securities Report, using the following formula: Operating Income + Amortization of Goodwill + Depreciation + Share-Based Compensation Expense + Interest Expense. In the event that a change in applicable accounting standards or an event having a material impact on the Company’s business performance occurs and the Board of Directors determines that it is not appropriate to make the assessment based on the actual figures recorded in the Company’s consolidated statement of profit and loss and consolidated statement of cash flows, the Company may, within a reasonable scope, exclude the impact of such event and make adjustments to the actual figures used for the assessment.

②

The Stock Acquisition Right Holder must be a director, audit & supervisory board member, or employee of the Company or an affiliate of the Company at the time of exercise of the stock acquisition rights. Provided, however, that this shall not apply where the Board of Directors recognizes that there are other legitimate reasons.

③

Exercise of the stock acquisition rights by the heirs of a Stock Acquisition Right Holder shall not be permitted. Provided, however, that this shall not apply where the Board of Directors recognizes that there are other legitimate reasons.

④	The stock acquisition rights may not be exercised if such exercise would cause the total number of issued shares of the Company to exceed the total number of authorized shares at the relevant time.

⑤	Exercise of less than one stock acquisition right shall not be permitted.

4.Allocation Date of the Stock Acquisition Rights

1 May 2024.

5. Matters Concerning Acquisition of Stock Acquisition Rights

(1) In the event that approval is obtained at a general meeting of shareholders (or, if shareholder Company. approval is not required, by a resolution of the Board of Directors) with respect to a merger agreement under which the Company becomes a dissolving company, a split agreement or split plan with respect to a company split under which the Company becomes a splitting company, or a share exchange agreement, share delivery plan, or share transfer plan under which the Company becomes a wholly-owned subsidiary, the Company may acquire all of the stock acquisition rights at no cost upon the arrival of a date separately determined by the Board of Directors of the

(2) In the event that a Stock Acquisition Right Holder becomes unable to exercise the stock acquisition rights prior to such exercise pursuant to the provisions set forth in 3.(6) above, the Company may acquire such stock acquisition rights that have become unexercisable at no cost upon the arrival of a date separately determined by the Board of Directors of the Company.

6. Treatment of Stock Acquisition Rights in Organizational Restructuring

In the event that the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), an absorption-type company split, an incorporation-type company split, a share exchange, or a share transfer (hereinafter collectively referred to as an “Organizational Restructuring”), the Company shall, as of the effective date of the Organizational Restructuring, deliver to each Stock Acquisition Right Holder stock acquisition rights of the company listed in items (i) through (v) of Article 236, Paragraph 1, Item 8 of the Companies Act (hereinafter referred to as the “Reorganized Company”), in each case on the following terms and conditions. Provided, however, that this shall be limited to cases where it is stipulated in the absorption merger agreement, incorporation merger agreement, absorption-type company spli tagreement, incorporation-type company split plan, share exchange agreement, or share transfer plan that stock acquisition rights of the Reorganized Company shall be delivered on the following terms and conditions

（1）Number of stock acquisition rights to be granted by the Reorganized Company The number of stock acquisition rights to be delivered shall be equal to the number of stock acquisition rights held by each Stock Acquisition Right Holder.

（2）Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

（3）Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights To be determined in accordance with 3.(1) above, taking into account the terms and conditions of the Organizational Restructuring.

4 Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The shall Value be the of amount Property obtained Contributed by multiplying upon Exercise the of post-reorganization each stock acquisition exercise right price, to be delivered which is derived conditions by adjusting of the Organizational the Exercise Price Restructuring, set forth in by 3. the (2) above Number taking of Shares into account of the the Reorganized terms and Company Underlying the Stock Acquisition Rights as determined pursuant to 6.(3) above.

(5).	Exercise Period of the Stock Acquisition Rights

The exercise period shall commence on the later of the first day of the Exercise Period set forth in 3.(3) above or the effective date of the Organizational Restructuring, and shall end on the last day of the Exercise Period set forth in 3.(3) above.

(6)	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

To	be determined in accordance with 3.(4) above.

(7)	Restriction on Acquisition of Stock Acquisition Rights by Transfer

The acquisition of stock acquisition rights by transfer shall require the approval of a resolution of the Board of Directors of the Reorganized Company.

(8)	Other Conditions for Exercise of the Stock Acquisition Rights

To	be determined in accordance with 3.(6) above.

(9)	Grounds and Conditions for Acquisition of Stock Acquisition Rights

To be determined in accordance with 5. above.

(10)	Other Conditions shall be determined in accordance with the conditions of the Reorganized Company.

(7)	Matters Concerning Certificates for Stock Acquisition Rights

The	Company shall not issue certificates for the stock Oacquisition rights.

8. Payment Date for Cash to be Paid in Exchange for Stock Acquisition Rights

1 May 2024.

9 Application Date

30 April 2024.

10.	Persons to be Allotted Stock Acquisition Rights and Number of Rights

Directors of the Company: 4 persons, 4,000 rights

END.

Appendix 2-⑩-2

giftee Group Inc. 10th Stock Acquisition Rights

1	Total Number of Stock Acquisition Rights

4,000

The total number of shares to be delivered upon exercise of the stock acquisition rights shall be 400,000 shares of common stock of the Company. In the event that the number of shares to be granted per stock acquisition right is adjusted pursuant to 3.(1) below, the total number of shares shall be the adjusted number of shares to be granted multiplied by the total number of stock acquisition rights.

2	Cash to be Paid in Exchange for Stock Acquisition Rights

The issuance price per stock acquisition right shall be ¥10. The aforementioned amount was determined by reference to the calculation results obtained by Plutus Consulting Co., Ltd., an independent third-party valuation agency, using the Monte Carlo simulation method, a commonly used option pricing model, taking into account the Company’s stock price information and other factors. As the said issuance price represents a fair value, this does not constitute a favorable issuance.

3	Details of the Stock Acquisition Rights

(1)	Class and Number of Shares Underlying the Stock Acquisition Rights

The number of shares of the Company’s common stock underlying each stock acquisition right (hereinafter referred to as the “Number of Shares Granted”) shall be 100 shares.

The Number of Shares Granted shall be adjusted in accordance with the following formula in the event that, after the allotment date of the stock acquisition rights, the Company conducts a stock split (including a gratis allotment of common stock of the Company; the same shall apply hereinafter) or a reverse stock split. Provided, however, that such adjustment shall be made only with respect to the number of shares underlying the stock acquisition rights that have not yet been exercised at the relevant time, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Adjusted Number of Shares Granted = Pre-Adjustment Number of Shares Granted × Stock Split or Reverse Stock Split Ratio

Furthermore, in the event that, after the allotment date of the stock acquisition rights, the Company conducts a merger, company split, share exchange, or share delivery, or in any other case where an adjustment to the Number of Shares Granted is deemed necessary on an analogous basis, the Company may make appropriate adjustments to the Number of Shares Granted within a reasonable scope.

(2)

Value of Property Contributed upon Exercise of the Stock Acquisition Rights, or Method of Calculation The Value of Property Contributed upon Exercise of the Stock Acquisition Rights shall be the amount obtained by multiplying the amount to be paid in per share (hereinafter referred to as the “Exercise Price”) by the Number of Shares Granted.

The Exercise Price shall be ¥1,253.

In the event that, after the allotment date of the stock acquisition rights, the Company conducts a stock split or a reverse stock split, the Exercise Price shall be adjusted in accordance with the following formula, and any fraction of less than ¥1 resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	I
Stock Split or Reverse Stock Split Ratio

Furthermore, in the event that, after the allotment date of the stock acquisition rights, the Company issues new shares or disposes of treasury shares of the Company’s common stock at a price below the market price (excluding the issuance of new shares or disposal of treasury shares based on the exercise of stock acquisition rights, or the issuance of new shares or delivery of treasury shares through a merger, company split, share exchange, or share delivery), the Exercise Price shall be adjusted in accordance with the following formula, and any fraction of less than ¥1 resulting from such adjustment shall be rounded up.

Number of Newly Issued Shares x Amount Paid per Newly Issued Share
Adjusted	=	Pre-Adjustment x	Number of Shares Already Issued +	Market Price per Newly Issued Share
Exercise Price		Exercise Price	Number of Shares Already Issued + Number of Newly Issued Shares

In the above formula, “Number of Shares Already Issued” shall mean the total number of issued shares of the Company’s common stock less the number of treasury shares of the Company’s common stock. In the event that the Company disposes of treasury shares of the Company’s common stock, “Number of Newly Issued Shares” shall be read as “Number of Treasury Shares to be Disposed Of. ” Furthermore, in addition to the above, in the event that, after the allotment date of the stock acquisition rights, the Company conducts a merger, company split, share exchange, or share delivery, or in any other case where an adjustment to the Exercise Price is deemed necessary on an analogous basis, the Company may make appropriate adjustments to the Exercise Price within a reasonable scope.

(3)	Exercise Period of the Stock Acquisition Rights

The period during which the stock acquisition rights may be exercised (hereinafter referred to as the “Exercise Period”) shall be from 1 May 2026 to 30 April 2034.

(4)	Matters Concerning the Increase in Capital Stock and Capital Reserve

①

The amount of increase in capital stock upon issuance of shares through exercise of the stock acquisition rights shall be one-half of the maximum amount of increase in capital stock and other capital calculated pursuant to Article 17, Paragraph 1 of the Rules on Corporate Accounting. Any fraction of less than ¥1 resulting from such calculation shall be rounded up.

②

The amount of increase in capital reserve upon issuance of shares through exercise of the stock acquisition rights shall be the amount obtained by deducting the amount of increase in capital stock set forth in ① above from the maximum amount of increase in capital stock and other capital referred to in ① above.

(5)	Restriction on Acquisition of Stock Acquisition Rights by Transfer

The acquisition of the stock acquisition rights by transfer shall require the approval of a resolution of the Board of Directors of the Company.

(6)Conditions for Exercise of the Stock Acquisition Rights

①

The person to whom the stock acquisition rights have been allotted (hereinafter referred to as the “Stock Acquisition Right Holder”) may exercise the stock acquisition rights only up to the ratio specified in each of the following items (hereinafter referred to as the “Exercisable Ratio”), provided that EBITDA has satisfied any of the conditions set forth in (a) through (c) below in any fiscal year from 1 January 2024 to 31 December 2033. In the event that the number of stock acquisition rights that become exercisable under such exercisable ratio results in a fraction of less than one right, such fraction shall be rounded down.

(a) In the event that EBITDA exceeds ¥5,000,000,000 (¥5 billion) even once: Exercisable Ratio of 20%

(b) In the event that EBITDA exceeds ¥7,500,000,000 (¥7.5 billion) even once: Exercisable Ratio of 50%

(c) In the event that EBITDA exceeds ¥10,000,000,000 (¥10 billion) even once: Exercisable Ratio of 100%

For the purposes hereof, EBITDA shall be calculated by reference to the consolidated statement of profit and loss (or, if no consolidated statement of profit and loss is prepared, the statement of profit and loss; the same shall apply hereinafter) and the consolidated statement of cash flows (or, if no consolidated statement of cash flows is prepared, the statement of cash flows; the same shall apply hereinafter) as set out in the Company’s Annual Securities Report, using the following formula: Operating Income + Amortization of Goodwill + Depreciation + Share-Based Compensation Expense + Interest Expense. In the event that a change in applicable accounting standards or an event having a material impact on the Company’s business performance occurs and the Board of Directors determines that it is not appropriate to make the assessment based on the actual figures recorded in the Company’s consolidated statement of profit and loss and consolidated statement of cash flows, the Company may, within a reasonable scope, exclude the impact of such event and make adjustments to the actual figures used for the assessment.

②

The Stock Acquisition Right Holder must be a director, audit & supervisory board member, or employee of the Company or an affiliate of the Company at the time of exercise of the stock acquisition rights. Provided, however, that this shall not apply where the Board of Directors recognizes that there are other legitimate reasons.

③

Exercise of the stock acquisition rights by the heirs of a Stock Acquisition Right Holder shall not be permitted. Provided, however, that this shall not apply where the Board of Directors recognizes that there are other legitimate reasons.

④	The stock acquisition rights may not be exercised if such exercise would cause the total number of issued shares of the Company to exceed the total number of authorized shares at the relevant time.

⑤	Exercise of less than one stock acquisition right shall not be permitted.

4.	Allocation Date of the Stock Acquisition Rights

1 July 2026.

5. Matters Concerning Acquisition of Stock Acquisition Rights

(1) In the event that approval is obtained at a general meeting of shareholders (or, if shareholder approval is not required, by a resolution of the Board of Directors) with respect to a merger agreement under which the Company becomes a dissolving company, a split agreement or split plan with respect to a company split under which the Company becomes a splitting company, or a share exchange agreement, share delivery plan, or share transfer plan under which the Company becomes a wholly-owned subsidiary, the Company may acquire all of the stock acquisition rights at no cost upon the arrival of a date separately determined by the Board of Directors of the Company.

(2) In the event that a Stock Acquisition Right Holder becomes unable to exercise the stock acquisition rights prior to such exercise pursuant to the provisions set forth in 3.(6) above, the Company may acquire such stock acquisition rights that have become unexercisable at no cost upon the arrival of a date separately determined by the Board of Directors of the Company.

6.	Treatment of Stock Acquisition Rights in Organizational Restructuring

In the event that the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), an absorption-type company split, an incorporation-type company split, a share exchange, or a share transfer (hereinafter collectively referred to as an “Organizational Restructuring”), the Company shall, as of the effective date of the Organizational Restructuring, deliver to each Stock Acquisition Right Holder stock acquisition rights of the company listed in items (i) through (v) of Article 236, Paragraph 1, Item 8 of the Companies Act (hereinafter referred to as the “Reorganized Company”), in each case on the following terms and conditions. Provided, however, that this shall be limited to cases where it is stipulated in the absorption merger agreement, incorporation merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan that stock acquisition rights of the Reorganized Company shall be delivered on the following terms and conditions.

(1)	Number of stock acquisition rights to be granted by the Reorganized Company

The number of stock acquisition rights to be delivered shall be equal to the number of stock acquisition rights held by each Stock Acquisition Right Holder.

(2)	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

(3)

Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights To be determined in accordance with 3.(1) above, taking into account the terms and conditions of the Organizational Restructuring.

(4)	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The Value of Property Contributed upon Exercise of each stock acquisition right to be delivered shall be the amount obtained by multiplying the post-reorganization exercise price, which is derived by adjusting the Exercise Price set forth in 3.(2) above taking into account the terms and conditions of the Organizational Restructuring, by the Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights as determined pursuant to 6.(3) above.

(5)	Exercise Period of the Stock Acquisition Rights

The exercise period shall commence on the later of the first day of the Exercise Period set forth in 3.(3) above or the effective date of the Organizational Restructuring, and shall end on the last day of the Exercise Period set forth in 3.(3) above.

(6)	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

To be determined in accordance with 3.(4) above.

(7)	Restriction on Acquisition of Stock Acquisition Rights by Transfer

The acquisition of stock acquisition rights by transfer shall require the approval of a resolution of the Board of Directors of the Reorganized Company.

(8)	Other Conditions for Exercise of the Stock Acquisition Rights

To be determined in accordance with 3.(6) above.

(9)	Grounds and Conditions for Acquisition of Stock Acquisition Rights

To be determined in accordance with 5. above.

(10)	Other Conditions shall be determined in accordance with the conditions of the Reorganized Company.

7.	Matters Concerning Certificates for Stock Acquisition Rights

The Company shall not issue certificates for the stock acquisition rights.

8.	Payment Date for Cash to be Paid in Exchange for Stock Acquisition Rights

No cash payment is required.

9.	Application Date

No application is required.

10.	Persons to be Allotted Stock Acquisition Rights and Number of Rights

Directors of the Company: 4 persons, 4,000 rights

END.

Appendix 2-⑪-1

giftee Inc. 19th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Inc. 19th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 492.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases - for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥1,395 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1 Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment − Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

From 15 November 2026 to 14 November 2034. If the final day of the exercise period falls on a day that is not a bank business day, the immediately preceding bank business day shall be the final day. The stock acquisition rights may not be exercised after the expiration of the exercise period.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights

None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③

Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

2 December 2024.

15	Method of Allocation

If an application for subscription is made by a person eligible to receive an allotment of the subscription stock acquisition rights, the rights shall be allotted to such person.

16

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-⑪-2

giftee Group Inc. 11th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Group Inc. 11th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 492.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases - for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥1,395 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1 Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment − Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

From 15 November 2026 to 14 November 2034.

If the final day of the exercise period falls on a day that is not a bank business day, the immediately preceding bank business day shall be the final day. The stock acquisition rights may not be exercised after the expiration of the exercise period.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③

Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

1 July 2026.

15

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-⑫-1

giftee Inc. 20th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Inc. 20th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 654.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases - for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥1,188 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1 Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment − Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

From 20 November 2027 to 19 November 2035. If the final day of the exercise period falls on a day that is not a bank business day, the immediately preceding bank business day shall be the final day. The stock acquisition rights may not be exercised after the expiration of the exercise period.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights

None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③

Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

19 December 2025.

15	Method of Allocation

If an application for subscription is made by a person eligible to receive an allotment of the subscription stock acquisition rights, the rights shall be allotted to such person.

16

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.

Appendix 2-⑫-2

giftee Group Inc. 12th Stock Acquisition Rights

1	Name of the Stock Acquisition Rights

giftee Group Inc. 12th Stock Acquisition Rights

2	Total Number of Stock Acquisition Rights

The total number shall be 654.

The above total represents the number scheduled for allocation. If the total number of stock acquisition rights to be allocated decreases - for example, due to a lack of subscription applications - the total number of stock acquisition rights to be issued shall be the number actually allocated.

3	Class and Number of Shares Underlying the Stock Acquisition Rights

The shares underlying the stock acquisition rights shall be common shares of the Company, and each stock acquisition right shall entitle the holder to one share.

However, if, after the allocation date of the subscription stock acquisition rights set forth in Section 14 below (the “Allocation Date”), the Company conducts a stock split or reverse stock split of its common shares, the number of shares to be granted shall be adjusted in accordance with the following formula:

Adjusted Number of Shares = Number of Shares Before Adjustment × Stock Split or Reverse Stock Split Ratio

For a stock split, the adjusted number of shares shall apply from the day after the record date of the stock split (or, if no record date is set, from the effective date of the split). For a stock consolidation, the adjustment shall apply from the effective date of the consolidation. If a stock split is approved at a shareholders’ meeting in connection with a proposal to decrease retained earnings and increase capital or reserves, and the record date for the split is set before the conclusion of the shareholders’ meeting, the adjusted number of shares shall apply retroactively from the day after the conclusion of the meeting to the day following the record date.

In addition to the above, if the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Mergers, etc.”), makes a gratuitous allotment of its common shares, or if any other adjustment to the number of shares granted is deemed appropriate, the Company shall adjust the number of shares granted within a reasonable range.

Any fraction of less than one share resulting from the above adjustments shall be rounded down.

Furthermore, when making an adjustment to the number of shares granted, the Company shall notify or publicly announce the necessary matters to each holder of the subscription stock acquisition rights recorded in the stock acquisition rights register (hereinafter, the “Stock Acquisition Right Holders”) no later than the day preceding the effective date of application of the adjusted number of shares. However, if such notification or public announcement cannot be made by the day preceding such effective date, it shall be made promptly thereafter.

4	Exercise Price of the Stock Acquisition Rights

The exercise price shall be ¥1,188 per share.

5	Adjustment of Exercise Price

(1)

If, after the Allocation Date, the Company conducts a stock split or reverse stock split of its common shares, the exercise price shall be adjusted in accordance with the following formula (the “Exercise Price Adjustment Formula”), and any fraction of less than one yen resulting from such adjustment shall be rounded up.

Adjusted Exercise Price = Pre-Adjustment Exercise Price x	1 Stock Split or Reverse Stock Split Ratio

(2)

If an adjustment is made pursuant to (1) above, the adjusted exercise price shall apply, in the case of a stock split, from the day following the record date of such stock split (or, if no record date is set, from its effective date), and in the case of a reverse stock split, from its effective date. However, in the event that a stock split is conducted on the condition that a proposal to decrease retained earnings and increase stated capital or capital reserves is approved at a general meeting of shareholders, and the record date for such stock split is set on a date prior to the conclusion of such general meeting of shareholders, the adjusted exercise price shall apply retroactively from the day following the conclusion of such general meeting of shareholders to the day following the relevant record date.

In the case set forth in the proviso above, with respect to Stock Acquisition Right Holders who exercised such rights during the period from the day following the record date for the stock split to the date of conclusion of the relevant general meeting of shareholders (the number of shares that may be delivered upon such exercise being hereinafter referred to as the “Number of Shares Exercised Prior to the Split”), the number of shares of the Company’s common stock to be delivered shall be adjusted in accordance with the following formula, and any fraction of less than one share resulting from such adjustment shall be rounded down.

Number of Newly Issued Shares =	(Exercise Price Before Adjustment − Exercise Price After Adjustment) x Number of Shares Exercised Prior to the Split Exercise Price After Adjustment

(3)

In addition to the cases set forth in (1) above, if the Company issues new shares or disposes of treasury shares at a price below the exercise price before adjustment (excluding cases involving the exercise of stock acquisition rights outstanding as of the allocation date), if, after the allocation date, the Company makes a gratuitous allotment of a different class of shares to holders of its common shares or distributes shares of another company as dividends to holders of its common shares, or if the Company conducts a merger or other corporate reorganization, or in any other case where adjustment of the exercise price is deemed appropriate, the Company may adjust the exercise price within a reasonable range, taking into account the terms and conditions of such allotment, dividend, or other relevant factors.

(4)

When making an adjustment to the exercise price, the Company shall notify or publicly announce the necessary matters to the Stock Acquisition Right Holders no later than the day preceding the effective date of such adjustment; provided, however, that if such notice or public announcement cannot be made by the day preceding the effective date, it shall be made promptly thereafter.

6	Exercise Period of Stock Acquisition Rights

The period shall be from 20 November 2027 to 19 November 2035.

7	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

①

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in capital stock shall be one-half of the maximum amount of capital increase calculated in accordance with Article 17, Paragraph 1 of the Company Accounting Regulations. Any fraction of less than one yen resulting from this calculation shall be rounded up.

②

In the case of issuing shares upon the exercise of stock acquisition rights, the amount of increase in the capital reserve shall be the amount obtained by subtracting the amount of capital stock increased pursuant to (1) above from the maximum amount of capital increase described in (1).

8	Matters Concerning Transfer-Restricted Stock Acquisition Rights

The transfer of these stock acquisition rights requires the approval of the Company’s Board of Directors. Pledging or other use of these stock acquisition rights as collateral is not permitted.

9	Acquisition Provisions of Stock Acquisition Rights

None.

10	Granting of Stock Acquisition Rights in the Event of a Corporate Reorganization and Conditions Thereof

If the Company conducts a merger (limited to cases where the Company is dissolved as a result of the merger), absorption-type company split, incorporation-type company split, share exchange, or share transfer (collectively, “Organizational Restructuring”), the Company may deliver to holders of the stock acquisition rights that remain outstanding immediately prior to the effective time of such Organizational Restructuring (the “Remaining Stock Acquisition Rights”), stock acquisition rights of the stock company listed in Article 236, Paragraph 1, Item 8 (i) to (v) of the Companies Act (the “Reorganized Company”), subject to the following conditions. In such case, the Remaining Stock Acquisition Rights shall be extinguished, and the Reorganized Company shall newly issue stock acquisition rights. This shall apply only if the absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan provides that stock acquisition rights of the Reorganized Company will be delivered in accordance with the following conditions.

①	Number of stock acquisition rights to be granted by the Reorganized Company

The number shall be the same as the number of Remaining Stock Acquisition Rights held by each holder.

②	Class of Shares of the Reorganized Company Underlying the Stock Acquisition Rights The shares underlying the stock acquisition rights shall be common shares of the Reorganized Company.

③

Number of Shares of the Reorganized Company Underlying the Stock Acquisition Rights A number obtained by making reasonable adjustments to the number of underlying shares considering the terms and conditions of the Organizational Restructuring (the “Number of Shares After Succession”). Any fraction of less than one share resulting from such adjustment shall be rounded down.

④	Exercise Period of the Stock Acquisition Rights

The period shall be from the later of the commencement date of the exercise period specified above and the effective date of the Organizational Restructuring, until the expiration date of the exercise period specified above.

⑤	Matters Concerning the Increase in Capital Stock and Capital Reserve Upon Issuance of Shares Through Exercise of Stock Acquisition Rights

To be determined in accordance with the above.

⑥	Value of Property Contributed upon Exercise of the Stock Acquisition Rights

The property to be contributed upon exercise of the stock acquisition rights shall be cash, and the amount thereof shall be the amount obtained by multiplying the Number of Shares after Succession by the exercise price as reasonably adjusted in light of the terms and conditions of the Organizational Restructuring.

⑦	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Any acquisition of the stock acquisition rights by transfer shall require the approval of the Board of Directors of the Reorganized Company.

⑧	Conditions for Exercise of Stock Acquisition Rights and Grounds and Conditions for Acquisition

To be determined in accordance with the above.

11	Treatment of Fractions of Less Than One Share upon Exercise of the Stock Acquisition Rights

If the number of shares to be delivered to a stock acquisition right holder includes a fraction of less than one share, such fraction shall be rounded down.

12	Conditions for Exercise of the Stock Acquisition Rights

At the time of exercise of the stock acquisition rights, the holder must hold the position of director, executive officer, or employee (including advisor or consultant) of the Company, or director, executive officer, or employee (including advisor or consultant) of a subsidiary. In the event that the eligible person dies, the heir of such person may exercise the stock acquisition rights that remained unexercised at the time of death. However, if such heir dies, the heir of that heir may not exercise the stock acquisition rights, and such stock acquisition rights shall expire pursuant to Article 287 of the Companies Act.

13	Amount to Be Paid for the Stock Acquisition Rights

No monetary payment shall be required.

14	Allocation Date of the Stock Acquisition Rights

1 July 2026.

15

Other conditions shall be as set forth in the stock acquisition rights allotment agreement to be entered into between the Company and each Stock Acquisition Right Holder pursuant to a resolution of the Board of Directors.

END.